Exhibit 32.02

CERTIFICATION OF CHIEF FINANCIAL OFFICER,
AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

I, Gabrielle Rabinovitch, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i) The accompanying quarterly report on Form 10-Q for the quarter ended March 31, 2023 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of PayPal Holdings, Inc.

/s/ Gabrielle Rabinovitch
Gabrielle Rabinovitch
Acting Chief Financial Officer and Senior Vice President, Investor Relations and Treasurer
(Principal Financial Officer)
Date: May 8, 2023

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report.